UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HCW BIOLOGICS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

On October 27, 2026

September 15, 2026

Dear Fellow Stockholders:

You are cordially invited to attend the Special Meeting of Stockholders of HCW Biologics Inc. (the “Company” or “HCWB”) on Tuesday, October 27, 2026 at 10:00 a.m. Eastern Time. This Special Meeting will be a completely virtual meeting, conducted only via live webcast at www.virtualshareholdermeeting.com/HCWB2026SM2. You will be able to attend and participate in the Special Meeting online, submit questions during the meeting and vote your shares electronically. In addition, although the live webcast is available only to stockholders at the time of the meeting, following completion of the Special Meeting, a webcast replay will be available at www.virtualshareholdermeeting.com/HCWB2026SM2 for a period of one year after the Special Meeting.

At the Special Meeting the Company will submit the following proposals to its stockholders for approval. Our Board recommends a vote FOR Proposals One and Two.

1.

To approve issuance of Common Warrants exercisable for up to 618,682 shares of Common Stock at $2.585 per share in connection with private placement financing completed on July 29, 2026.

On July 29, 2026, the Company completed a $1.6 million private placement in which we issued common stock warrants that may be exercised to purchase up to 618,682 shares of Common Stock (“Common Warrants”) at $2.585 per share. The Company required stockholder approval to be compliant with Nasdaq Listing Rule 5635(d), which is also known as the “20% Rule.” In order to comply with the Nasdaq 20% Rule, we are seeking stockholder approval to permit the potential issuance of more than 19.99% of our outstanding Common Stock upon exercise of the Common Warrants in accordance with their terms. The Company is obligated to seek stockholder approval until such approval is obtained.

2.

To approve an amended performance-based equity incentive plan for the Company’s eligible officers, directors and employees, including the addition of a Special Reserve of shares of common stock authorized for issuance thereunder of 2,500,000 shares, available for grants upon achievement of performance milestones as set forth in the 2026 Special Reserve Plan.

The Company established an equity incentive plan prior to effecting our initial public offering, and there have been no changes to the plan since that time. Currently, existing options granted and held by our officers, directors and employees are significantly underwater, with exercise prices that dilute the strength of the incentive to retain our talent. We propose an Amended and Restated HCW Biologics Inc. 2021 Equity Incentive Plan and 2026 Special Reserve Plan to establish a performance-based equity awards program that is keyed to our stock price, with grants of equity awarded to eligible officers, directors and employees made when our stockholders have a meaningful increase in the value of their investment. Once granted, we plan to have a service period for up to 2 years to complete vesting. The Special Reserve will be fixed at 2,500,000 shares unless and until stockholders approve an increase to this reserve. Awards will be made based on the recommendations of the Compensation Committee of the Company’s Board of Directors and approved by the Board of Directors.

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

On or about September 15, 2026, we will commence mailing a Notice of Special Meeting and Proxy Statement to our stockholders along with instructions on how to access our Proxy Statement via the Internet and authorize a proxy to vote your shares online. Please use this opportunity to take part in our affairs by voting on the business to come before the Special Meeting. Our Board has fixed the close of business on September 11, 2026, as the record date for the Special Meeting (the “Record Date”), and only stockholders of record as of the Record Date may vote at the Special Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Special Meeting and any postponements or adjournments thereof. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.

Our Board recommends a vote FOR Proposals One and Two. For ten days prior to the Special Meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 2929 N. Commerce Parkway, Miramar, Florida 33025.

Your vote is important. Whether or not you expect to attend and participate in the Special Meeting, please vote as soon as possible by submitting your proxy electronically via the internet or, if you requested paper copies of the proxy materials, by telephone by following the instructions in the proxy materials or by completing, signing and dating the proxy card and returning it in the enclosed postage paid envelope.

On behalf of our Board, thank you for your participation in this important process.

Sincerely,

Hing C. Wong, Ph.D.

Founder and Chief Executive Officer

2929 N. Commerce Parkway

Miramar, Florida 33025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON OCTOBER 27, 2026: THE PROXY STATEMENT AND PROXY CARD ARE AVAILABLE FREE OF CHARGE AT www.proxyvote.com.

HCW BIOLOGICS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held October 27, 2026

Time and Date:	October 27, 2026 at 10:00 a.m., Eastern Time.

Place:	The Special Meeting will be a virtual meeting conducted exclusively online via live audio webcast on the internet at www.virtualshareholdermeeting.com/HCWB2026SM2. By logging onto this website with the control number included on your proxy card or voting instruction form at the designated time, stockholders and proxyholders of record as of the record date identified below may be deemed present in person and eligible to vote at the Special Meeting.

Items of Business:

1. To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of Common Warrants exercisable for up to 618,682 shares of the Company’s Common Stock pursuant to the Transaction Documents entered into by the Company and certain Investors in connection with the Company’s private placement financing completed on July 29, 2026;

2. To approve the Amended and Restated HCW Biologics Inc. 2021 Equity Incentive Plan, including the addition of a Special Reserve of shares of common stock authorized for issuance thereunder of 2,500,000 shares and other related amendments, such Special Reserve to be authorized and available for grants to eligible officers, directors and employees of the Company upon achievement of performance milestones set forth in the 2026 Special Reserve Plan; and

3. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Record Date:	Only stockholders of record at the close of business on September 11, 2026 are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments thereof.

Proxy Voting:	Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact us through our website at https://investors.hcwbiologics.com/ir-resources/contact-us or email us at info@hcwbiologics.com, or, if you are a registered holder, contact our transfer agent, Equiniti Trust Company, LLC, through its website at www.equiniti.com or by phone at (800) 937-5449.

By Order of the Board of Directors,

Hing C. Wong, Ph.D.

Founder and Chief Executive Officer

Miramar, FL

September [●], 2026

Whether or not you expect to participate in the virtual Special Meeting, please vote as promptly as possible in order to ensure your representation at the Special Meeting. You may vote online or, if you received printed copies of the proxy materials, by telephone or by using the proxy card or voting instruction form provided with the printed proxy materials.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are based on expectations, estimates and projections as of the date of this proxy statement. All statements other than statements of historical facts contained in this proxy statement, including statements regarding effecting a reverse stock split, the timing of a reverse stock split, the principal effects of a reverse stock split, and the intended benefits of a reverse stock split, are forward-looking statements.

The words “anticipate,” “believe,” “could,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results, including:

●	the approval and issuance of the Common Warrants;

●	the approval of the Amended and Restated HCW Biologics Inc. 2021 Equity Incentive Plan and 2026 Special Reserve Plan;

●	our ability to maintain compliance with the listing standards of Nasdaq.

We caution you that the foregoing list may not contain all of the forward-looking statements made in this proxy statement. We have based these forward-looking statements largely on our current expectations about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading, “Certain Risks and Potential Disadvantages” in each of Proposals 1 and 2 and in our other filings with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this proxy statement to conform these statements to actual results or to changes in our expectations.

HCW BIOLOGICS INC.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, OCTOBER 27, 2026

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the board of directors of HCW Biologics Inc. (“HCW Biologics”, “HCWB” or the “Company”) for use at HCW Biologics’ Special Meeting of Stockholders (the “Special Meeting” or “meeting”) to be held online on Tuesday, October 27, 2026 at 10:00 a.m., Eastern Time via live webcast at www.virtualshareholdermeeting.com/HCWB2026SM2. References in this proxy statement for the Special Meeting (the “Proxy Statement”), to “we,” “us,” “our,” the “Company,” “HCWB” or “HCW Biologics” refer to HCW Biologics Inc.

INTERNET AVAILABILITY OF PROXY MATERIALS

We will begin the process of mailing, on or about September 15, 2026, the Proxy Statement, as well as the Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), to our stockholders of record and beneficial owners at the close of business on September 15, 2026. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice of Internet Availability (in addition to receiving a hard copy of the proxy materials by mail). These proxy materials will be available free of charge.

The Notice of Internet Availability will identify the website where the proxy materials will be made available; the date, the time and location of the Special Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendations with regard to each matter; and information on how to participate in the meeting and vote in person.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS, VOTING, AND THE MEETING

Q:	What is the purpose of the meeting?

A:	At the meeting, stockholders will act upon the proposals described in this Proxy Statement. In addition, following the formal portion of the meeting, management will be available to respond to questions from stockholders.

Q:	What is included in the proxy materials?

A:	These materials include:

●	Notice of Special Meeting of Stockholders;

●	The Proxy Statement;

●	Appendix A (Form of Common Stock Purchase Warrant); and

●	Appendix B (Amended and Restated HCW Biologics Inc. 2021 Equity Incentive Plan)

●	Appendix C (2026 Special Reserve Plan)

If you received printed versions of these materials by mail (rather than through electronic delivery), the materials also included a proxy card or voting instruction form.

1

Q:	What proposals are scheduled to be voted on at the meeting?

A:	Stockholders will be asked to vote on the following proposals at the meeting:

1.	To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of Common Warrants exercisable for up to 618,682 shares of the Company’s Common Stock pursuant to the Transaction Documents entered into by the Company and certain Investors in connection with the Company’s private placement financing completed on July 29, 2026; and

2.	To approve the Amended and Restated HCW Biologics Inc. 2021 Equity Incentive Plan, including the addition of a Special Reserve of shares of common stock authorized for issuance thereunder of 2,500,000 shares and other related amendments, such Special Reserve to be authorized and available for grants to eligible officers, directors and employees of the Company upon achievement of performance milestones set forth in the 2026 Special Reserve Plan.

Additionally, stockholders may be asked to transact any other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Q:	Could matters other than Proposal One and Proposal Two be decided at the meeting?

A:	Our bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of HCW Biologics, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.

Q:	How does the board of directors recommend I vote on these proposals ?

A:	Our board of directors recommends that you vote your shares:

●	“FOR” approval of the issuance of the Common Warrants (Proposal One);

●	“FOR” approval of the Amended and Restated HCW Biologics Inc. 2021 Equity Incentive Plan and 2026 Special Reserve Plan (Proposal Two).

Q.	How can I access the proxy materials?

A:	We are mailing the Special Meeting proxy materials to our stockholders and also providing access to those materials over the Internet. In connection with this process, a Notice of Internet Availability is being mailed to our stockholders who have not previously requested electronic access to our proxy materials or paper proxy materials. The Notice of Internet Availability contains instructions on how you may access and review our proxy materials on the internet and how you may submit a proxy for your shares over the internet. The Notice of Internet Availability will also tell you how to request our proxy materials in printed form or by email, at no charge. The Notice of Internet Availability contains a control number that you will need to submit a proxy for your shares. Please keep the Notice for your reference through the meeting date. Anyone attending the Special Meeting must observe the rules approved by the board of directors.

2

Q:	Who may vote at the Special Meeting?

A:	Stockholders of record as of the close of business on September 11, 2026, (the “Record Date”), are entitled to receive notice of, to attend and participate, and to vote at the Special Meeting. At the close of business on the Record Date, there were [●] shares of our Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and these proxy materials were sent directly to you by HCW Biologics.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and these proxy materials were forwarded to you by that organization rather than from us. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Because you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Special Meeting. Beneficial owners must obtain a valid proxy from the organization that holds their shares and present it to Equiniti Trust Company, LLC, at least two (2) weeks in advance of the Special Meeting.

Q:	How do I vote?

A:	The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are the stockholder of record, you may vote your shares online during the virtual Special Meeting (see “How can I participate in the virtual Special Meeting?” below) or by proxy in advance of the Special Meeting by internet at www.virtualshareholdermeeting.com/HCWB2026SM2, by telephone (at 1-800-690-6903), or, if you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted by telephone or through the internet must be received by 11:59 p.m. Eastern Time, on October 26, 2026. If you vote by mail, your proxy card must be received before voting begins at the Special Meeting. Submitting your proxy, whether by telephone, through the internet or by mail will not affect your right to vote in person virtually should you decide to attend and participate in the meeting virtually.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. The voting deadlines and availability of telephone and internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. To ensure that your vote is counted, complete and mail the voting instruction form provided by your brokerage firm, bank, or other nominee as directed by your nominee. To electronically vote in person virtually at the meeting online, you must obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form.

Your vote is important. Whether or not you plan to participate in the Special Meeting, we urge you to vote by proxy to ensure that your vote is counted.

3

Q:	What shares can I vote?

A:	Each share of our Common Stock issued and outstanding as of the close of business on September 11, 2026 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of September 11, 2026, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?

A:	Each holder of shares of common stock is entitled to one vote for each share of common stock held as of September 11, 2026.

Q:	What is the quorum requirement for the meeting?

A:	The holders of thirty-three and one third (33 1/3) percent of the voting power of the shares of our common stock entitled to vote at the Special Meeting as of the Record Date must be present in person virtually or represented by proxy at the Special Meeting in order to hold the Special Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Special Meeting if you are present and vote in person virtually at the Special Meeting or if you have properly submitted a proxy.

Q:	How are abstentions and broker non-votes treated?

A:	Abstentions (i.e., shares present at the Special Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. Abstentions have no effect on Proposals One or Two.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you.

“Non-routine” matters include Proposals One and Two. Accordingly, we encourage you to provide voting instructions to your broker or other nominee, regardless of whether or not you plan to attend the meeting.

Q:	What is the vote required for each proposal?

A:	The votes required to approve the proposal are as follows:

	●	Proposal One: Approval will be obtained if the number of votes cast “FOR” the proposal at the Special Meeting exceeds the number of votes “AGAINST” the proposal.

	●	Proposal Two: Approval will be obtained if the number of votes cast “FOR” the proposal at the Special Meeting exceeds the number of votes “AGAINST” the proposal.

Q:	If I submit a proxy, how will it be voted?

A:	When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Special Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

4

Q:	What should I do if I get more than one proxy card or voting instruction form?

A:	Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials, proxy cards or voting instruction forms. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction forms you receive relating to our Special Meeting to ensure that all of your shares are voted and counted.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Special Meeting.

If you are the stockholder of record, you may change your vote by:

●	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

●	providing a written notice of revocation to HCW Biologics’ Secretary at HCW Biologics Inc., 2929 N. Commerce Parkway, Miramar, Florida 33025, prior to your shares being voted, or

●	participating in the Special Meeting and voting electronically online at www.virtualshareholdermeeting.com/HCWB2026SM2. Participation alone at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at www.virtualshareholdermeeting.com/HCWB2026SM2.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to evoke a proxy, you must contact that firm to revoke any prior voting instructions.

Q:	How can I participate in the virtual Special Meeting?

A:	There is no physical location for the Special Meeting. Stockholders of record as of the close of business on the Record Date are entitled to participate virtually in the Special Meeting, including to vote, ask questions and view the list of registered stockholders as of the record date during the Special Meeting by visiting www.virtualshareholdermeeting.com/HCWB2026SM2. To participate and vote in the Special Meeting, you will need the control number included on your proxy card or voting instruction form.

We are committed to ensuring, to the extent possible, that stockholders will be given the same participation rights that they would be given if they attended an in-person meeting. We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the Special Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

The meeting webcast will begin promptly at 10:00 a.m., Eastern Time. Online check-in will begin at 9:45 a.m., Eastern Time, and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the technical support number provided on the log-in page of the virtual meeting. Additional information regarding the rules and procedures for participating in the Special Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website. Regardless of whether you plan to participate in the Special Meeting, it is important that your shares be represented and voted at the Special Meeting. Accordingly, we encourage you to vote in advance of the Special Meeting. Please be aware that participating in the Special Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

5

Q:	How do I submit questions during the meeting?

A:	Stockholders may submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/HCWB2026SM2 and using their 16-digit control number to enter the meeting. Questions may be submitted by typing them into the text box provided.

Q:	Is there a list of stockholders entitled to vote at the Special Meeting?

A:	For a period of ten (10) days ending on the day before the meeting, the names of stockholders of record entitled to vote will be available for inspection by stockholders for any purpose germane to the meeting between the hours of 9:00 a.m. and 5:00 p.m., local time, at our offices located at 2929 N. Commerce Parkway, Miramar, Florida 33025. Please send a written request to our Secretary at HCW Biologics Inc., 2929 N. Commerce Parkway, Miramar, Florida 33025, or email legal@HCWBiologics.com to schedule an appointment. This list will also be available for inspection during the Special Meeting at www.virtualshareholdermeeting.com/HCWB2026SM2.

Q:	Who will tabulate the votes?

A:	A representative of the Company will serve as the Inspector of Elections and will tabulate the votes at the Special Meeting.

Q:	Where can I find the voting results of the Special Meeting?

A:	We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:	The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements we deliver a single copy of the Notice of Internet Availability and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. Please see the section titled “Householding” for information on how to obtain additional copies of proxy materials.

Q:	What if I have questions about my HCW Biologics shares or need to change my mailing or email address?

A:	You may contact our transfer agent, Equiniti Trust Company, LLC, by telephone at (800) 937-5449, through its website at www.equiniti.com or by U.S. mail at 55 Challenger Road, 2nd Floor, Ridgefield Park, New Jersey 07660, if you have questions about your HCW Biologics shares or need to change your mailing or email address.

Q:	What if I need to change my email address?

A:	If you need to change the email address that we use to mail proxy materials to you or if you wish to sign up to receive future mailings via email, please go to the website provided on your proxy card or voting instruction card, to request to receive materials solely by electronic delivery in the future and supply the appropriate email address.

Q:	Who is soliciting my proxy and paying for the expense of solicitation?

A:	The proxy for the Special Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies electronically, we expect that our directors, officers and employees may solicit proxies in person or by telephone, mailings, emails or otherwise. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We expect to retain Advantage Proxy to solicit votes on behalf of our board of directors. If you choose to access the proxy materials or vote via the internet or by phone, you are responsible for any internet access or phone charges you may incur.

6

PROPOSAL ONE

APPROVAL OF THE ISSUANCE OF

COMMON WARRANTS TO BE ISSUED

IN CONNECTION WITH THE JULY 2026 PRIVATE PLACEMENT OFFERING.

General Information.

We entered into a Securities Purchase Agreement, dated July 29, 2026 (the “SPA”), with Armistice Capital Master Fund Ltd. (“Armistice”), along with certain existing inside investors, pursuant to which we agreed to offer and sell, in a private placement offering (the “Offering”), 618,682 units (the “Units”), each consisting of (i) one share of our Common Stock or one pre-funded warrant (the “Pre-Funded Warrants”) to purchase one share of our common stock (the “Common Stock”) and (ii) the right to receive one common warrant to purchase one share of our Common Stock (the “Common Warrants”), subject to stockholder approval thereof. The SPA and forms of Pre-Funded Warrant and Common Warrant are referred to herein together as the “Transaction Documents.” The Common Warrants are issuable only upon the receipt of stockholder approval. The Offering closed on July 29, 2026.

Under applicable Nasdaq rules, we may not issue shares of our Common Stock upon exercise of the Common Warrants to the extent that such issuance would exceed 19.99% of the shares of our Common Stock outstanding immediately prior to the execution of the SPA (the “Exchange Cap”), unless we obtain stockholder approval in accordance with Nasdaq Listing Rule 5635(d).

Accordingly, our ability to issue shares of our Common Stock upon exercise of the Common Warrants may be limited unless and until our stockholders approve the issuance of shares in excess of the Exchange Cap.

Why Does the Company Need Stockholder Approval?

Our Common Stock is listed on The Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) is referred to as the “Nasdaq 20% Rule.” In order to comply with the Nasdaq 20% Rule, we are seeking stockholder approval to permit the potential issuance of more than 19.99% of our outstanding Common Stock upon exercise of the Common Warrants in accordance with their terms.

The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exchangeable for common stock at a price less than the greater of market value or book value of such securities (on an as-exercised basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction. Upon entering into the SPA, we could not issue shares of Common Stock upon exercise of the Common Warrants to the extent that, after giving effect thereto, the aggregate number of shares of Common Stock issuable upon exercise of the Common Warrants would exceed 319,370 shares (representing approximately 19.99% of the shares of Common Stock issued and outstanding immediately prior to the execution of the SPA), unless the Company’s stockholders approved the issuance of Common Stock in excess of the Exchange Cap in accordance with the applicable rules of the Nasdaq Stock Market.

To meet the Nasdaq 20% Rule, we are seeking stockholder approval to permit the issuance of shares of Common Stock upon exercise of the Common Warrants in excess of the Exchange Cap in accordance with the terms of the SPA and the Common Warrants.

What is the Effect on Current Stockholders if Proposal One is Approved?

If our stockholders approve this proposal, we will be able to issue shares of Common Stock upon exercise of the Common Warrants in excess of the Exchange Cap and therefore may issue up to 618,682 shares of Common Stock upon exercise of the Common Warrants. Shares issued upon exercise of the Common Warrants will have the same rights and privileges as our currently outstanding Common Stock. If stockholders approve Proposal One, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be diluted as a result of the exercise of the Common Warrants. Although the number of shares of our Common Stock that our existing stockholders own will not decrease, the shares of our Common Stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our Common Stock after any such issuance.

What is the Effect on Current Stockholders if Proposal One is NOT approved?

If our stockholders do not approve this Proposal One, the Common Warrants will remain outstanding but will not be exercisable to the extent such exercise would exceed the Exchange Cap, which may reduce the likelihood that the Company receives additional capital upon exercise of the Common Warrants and may limit the financing benefits anticipated from the Offering.

Required Vote

Approval of Proposal One requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote on the proposal at the Special Meeting. If Proposal One is determined by the inspector of elections to be a “votes cast” matter, abstentions and broker non-votes will have no effect on the outcome of the proposal.

Recommendation of the Board

The Board recommends a vote FOR Proposal One.

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PROPOSAL TWO

APPROVAL OF THE AMENDED AND RESTATED HCW BIOLOGICS INC.

2021 EQUITY INCENTIVE PLAN AND 2026 SPECIAL RESERVE PLAN

General Information.

Summary

We are seeking stockholder approval to amend our HCW Biologics Inc. 2021 Equity Incentive Plan (“Amended and Restated 2021 EIP”) and to authorize our Compensation Committee to make grants from the Special Reserve established thereunder pursuant to, and subject to the restrictions contained in, the 2026 Special Reserve Plan. The Special Reserve increases the available shares under the plan by 2,500,000 shares.

Why We Are Requesting Your Vote

The Company established an equity incentive plan prior to effecting our initial public offering, and there have been no changes to the plan since that time. Currently, existing options granted and held by our officers, directors and employees are significantly underwater, with exercise prices that dilute the strength of the incentive to retain our talent. We propose an Amended and Restated HCW Biologics Inc. 2021 Equity Incentive Plan and 2026 Special Reserve Plan to establish a performance-based equity awards program that is keyed to our stock price, with grants of equity awarded to eligible officers, directors and employees made when our stockholders have a meaningful increase in the value of their investment. Once granted, we plan to have a service period for up to 2 years to complete vesting. The Special Reserve will be fixed at 2,500,000 shares unless and until stockholders approve an increase to this reserve. Awards will be made based on the recommendations of the Compensation Committee of the Company’s Board of Directors and approved by the Board of Directors. We are eliminating the “evergreen” provision from the current plan, and the reserve will be fixed at 2,500,000 shares until stockholders approve an increase to this reserve.

HCW Biologics has initiated a clinical trial for our lead therapeutic, HCW9302, demonstrating promising results in alopecia areata. Despite advancing our clinical and research and development programs, the Company has struggled to obtain financing and maintain our Nasdaq listing, creating additional challenges. To address these circumstances and maintain our Nasdaq listing, HCW Biologics has undergone two reverse stock splits. These measures reduced the number of shares available for future equity grants under the Amended and Restated 2021 EIP and limited our flexibility to use equity-based compensation as a component of our overall compensation program.

Approving this amendment is important to:

●	Attract, motivate and retain executives, directors and employees, whose commitment is vital to navigating these challenges and driving future success.

●	Preserve cash resources, aligning executive, director and employee incentives directly with shareholder interests through equity compensation.

●	Maintain a competitive compensation program and enhance our ability to recruit and retain qualified personnel in a highly competitive industry.

The Board believes that approval of Proposal Two is in the best interests of the Company and its stockholders because it will provide the Company with additional flexibility to grant equity awards that support the retention, motivation and recruitment of employees, executive officers and directors and align their interests with those of our stockholders. The Special Reserve Plan provides performance-based milestones where a set certain percent (i.e. 20%) of the Special Reserve of 2,500,000 shares will be issued to qualified employees, executives and directors only upon the Company reaching a performance milestone, which is set as a doubling of the market value of Common Stock. The Special Reserve Plan provides for granting of tranches, at the discretion of the Board and Compensation Committee, upon the Company’s stock price reaching sequential escalating market value of Common Stock. The granted options will vest after a service period of up to 2 years. The Special Reserve Plan is designed to award the Company’s employees, executives and directors at the same time that stockholders are rewarded with a doubling of the value of their shares.

Description of Proposed Amendment to our 2021 Equity Incentive Plan

On June 21, 2021, our board of directors adopted our 2021 Equity Incentive Plan (the “2021 EIP”), which was then approved by the Company’s stockholders. As of the adoption date, our previous 2019 equity incentive plan was terminated.

The 2021 EIP permits the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, and stock bonus awards. The 2021 EIP initially reserved 14,352 shares of Common Stock, including the transfer of remaining shares reserved under the 2019 equity incentive plan. In addition, the number of shares reserved for issuance under the 2021 EIP is eligible to increase automatically on the first day of each fiscal year beginning with the 2022 fiscal year.

On September 3, 2026, the Board approved, subject to shareholder approval, an amendment to increase the maximum number of shares of our Common Stock available for issuance under our 2021 EIP by 2,500,000 shares, such shares to be designated as a “Special Reserve,” grants of which are to be made pursuant to the 2026 Special Reserve Plan, and to eliminate the plan’s automatic annual share reserve increase provision. Other than the establishment of the Special Reserve and resulting increase in the total share reserve, the elimination of the automatic annual share reserve increase provision and related conforming changes, the material terms of the 2021 EIP will remain substantially unchanged.

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If stockholders do not approve this Proposal Two, the changes reflected in the Amended and Restated 2021 EIP, will not become effective and our 2021 EIP will remain in effect in accordance with its terms. In addition, if stockholders do not approve this Proposal Two, certain awards that are proposed to be granted to our employees, executives and directors contingent upon obtaining stockholder approval of our Amended and Restated 2021 EIP, will not be grantable. The material terms of our Amended and Restated 2021 EIP, are described under “Summary of our Amended and Restated 2021 EIP” below.

Reasons for Seeking Shareholder Approval

Equity awards are a key part of our compensation program

Equity compensation has been, and will continue to be, a critical component of our compensation program because it (i) contributes to a culture of ownership among our executives, directors and employees, (ii) aligns our executives, directors and employees’ interests with the interests of our stockholders and (iii) preserves our cash resources. It has been our practice to grant equity awards to substantially all of our full-time employees upon hire, to provide equity-based incentive compensation to executive officers and directors, and to make annual equity grants to our non-employee directors. We compete for talent in a highly competitive industry, often with larger pharmaceutical companies with greater resources. We believe that our ability to compensate with equity awards is essential to our efforts to attract and retain top talent, which we have been successful in doing to date. In addition, we have used equity compensation as a way to further tie the interests of our executive officers and other key employees with those of our stockholders through incentive bonuses in previous years.

Equity awards incentivize the achievement of key business objectives and increases in stockholder value

Our equity program primarily consists of stock options. We believe stock options are performance-based because no value is realized unless our stock price increases from the date of grant. We have also from time to time granted stock options that are subject to performance-based vesting conditions to incentivize the achievement of key business objectives or specific increases in stock price. We believe that equity awards have been and will continue to be critical to our success and that they play an important role in incentivizing employees across our Company to achieve our key business objectives.

Additional shares are necessary in order for us to meet our anticipated equity compensation needs

Events during 2024 and 2025 impacted our stock price and financial position. To address these circumstances, we implemented two reverse stock splits. As a result of these reverse stock splits, the number of shares available for future issuance under the 2021 EIP was significantly reduced. As of August 31, 2026, there were 15,704 shares remaining available for issuance under our 2021 EIP. If stockholders do not approve our Amended and Restated 2021 EIP, our ability to grant equity awards to our existing employees, executives, and directors, as well as any new hires, will be severely limited, which would place us at a competitive disadvantage. After a review of our historical practices and our anticipated future growth, we believe that the Special Reserve shares that would become available under our Amended and Restated 2021 EIP, if this proposal is approved, would enable us to grant equity awards based on stock performance, which is vital to our ability to attract and retain the talent required to support our continued growth in the extremely competitive labor market in which we compete. Although the Amended and Restated 2021 EIP increases the share reserve available under the plan, it also eliminates the automatic annual share reserve increase provision contained in the 2021 EIP.

The Company has responsibly managed our 2021 EIP

In determining the share pool under our Amended and Restated 2021 EIP, the Board considered the historical number of equity awards granted by the Company over recent fiscal years. In 2026, 2025 and 2024, the Company made equity awards in respect of 0 shares, 67 shares, and 208 shares, respectively, under our 2021 EIP (assuming maximum performance, for awards subject to performance-based vesting). The Board considered the Company’s historical equity grant practices, current equity usage and anticipated future equity compensation needs in determining the proposed share reserve under the Amended and Restated 2021 EIP. The table below includes aggregate information regarding equity awards outstanding and the number of shares available for future awards under our 2021 EIP, as of August 31, 2026, and the number of shares that would be available for issuance under our Amended and Restated 2021 EIP, if this proposal is approved by stockholders.

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The following summarizes the Company’s stock option activity for the years ended December 31, 2024, 2025 and 2026:

	Shares	Weighted	Weighted Average
	Issuable	Average	Remaining	Aggregate
	under	Exercise	Contract	Intrinsic
	Options	Price	Term	Value
Outstanding at January 1, 2024	7,414	$794.40	7.7 years	$238,210
Granted	209	268.80
Exercised	(57)	43.20
Forfeited or cancelled	(92)	405.60
Expired	(42)	458.40
Outstanding at December 31, 2024	7,432	$791.59	6.8 years	$56,352
Exercisable at December 31, 2024	5,571	$763.20	6.7 years	$56,352

Outstanding at December 31, 2024	7,432	$791.59	6.8 years	$56,352
Granted	67	21.30
Exercised	(34)	48.20
Forfeited or cancelled	(16)	496.67
Expired	(27)	214.69
Adjustment for reverse stock split	(59)
Outstanding at December 31, 2025	7,363	$790.71	5.8 years	$—
Exercisable at December 31, 2025	7,161	$803.88	5.8 years	$—

Outstanding at December	7,363	$790.71	6.8 years	$—
Granted	0
Exercised	0
Forfeited or cancelled	(21)	453.60
Expired	-
Adjustment for reverse stock split	25
Outstanding at August 31, 2026	7,367	790.13	5.1 years	$—
Exercisable at August 31, 2026	7,273	798.17	5.1 years	$—

Information on Equity Compensation Plans as of August 31, 2026 (except as set forth below)
Total number of stock options outstanding	7,367
Weighted-average exercise price of stock options outstanding	$790.13
Total shares available for future awards under our 2021 EIP	15,704
Proposed increase to shares available for awards under our Amended and Restated 2021 EIP	2,500,000
Total shares of common stock outstanding (as of September 1, 2026)	2,236,324

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Our Amended and Restated 2021 EIP and 2026 Special Reserve Plan are consistent with principles of good corporate governance.

The Board believes that our Amended and Restated 2021 EIP and 2026 Special Reserve Plan will promote the interests of stockholders and is consistent with principles of good corporate governance, including:

●	Grants Tied to Increases in Market Value of Common Stock. The Special Reserve Plan provides five performance-based milestones where a certain percent (i.e. 20%) of the Special Reserve of 2,500,000 shares may be used to grant stock options to qualified employees, executives and directors, at the discretion of the Compensation Committee, only upon the Company reaching a an incremental milestone, which is set as doubling of the market price of shares of Common Stock (with the first of the five milestones set at $5 per share; the next milestone set at $10 per share, etc.). The vesting schedule for each grant of options must be after a service period of between 1 to 2 years. The Special Reserve Plan is designed to reward selected employees, executives and directors at the same time that stockholders are rewarded with a doubling of the value of their shares.

●

No Discounted Stock Options or SARs. All stock option and stock appreciation rights (“SAR”) awards under our Amended and Restated 2021 EIP, must have an exercise or base price equal to or greater the closing price of the underlying common stock on the date of grant. Since grants under the Special Reserve will be made only upon incremental increases in the market price of our common stock, exercise or base prices for those awards will be equal to or greater than such increased prices.

●	No Reload Awards. Our Amended and Restated 2021 EIP prohibits the grant of “reload” awards.

●	Outside Director Limitations. Stock awards granted during a single fiscal year under the Amended and Restated 2021 EIP or otherwise, taken together with any cash fees paid during such fiscal year for services on the Board, shall not exceed (a) $1,000,000 in total value for any outside director serving in his or her first year of service as an outside director and (b) $500,000 in total value for any other outside director (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).

●	No Automatic Annual Share Increases. Unlike the 2021 EIP, the Amended and Restated 2021 EIP does not provide for automatic annual increases in the number of shares available for issuance under the plan.

Summary of our Amended and Restated 2021 EIP

The following is a brief summary of the material terms of our Amended and Restated 2021 EIP. A copy of our Amended and Restated 2021 EIP is attached as Appendix B to this proxy statement, and we urge stockholders to read it in its entirety. The following description of the material terms of our Amended and Restated 2021 EIP is qualified in its entirety by reference to the full text of our Amended and Restated 2021 EIP.

Administration. Our Amended and Restated 2021 EIP will generally be administered by our Compensation Committee, which will have the discretionary authority to administer and interpret the plan; determine eligibility for and grant awards; determine the exercise price, base value from which appreciation is measured, or purchase price, if any, applicable to any award under the plan; determine, modify, accelerate or waive the terms and conditions of any award; determine the form of settlement of awards; prescribe forms, rules and procedures relating to the plan and awards; and otherwise do all things necessary or desirable to carry out the purposes of the plan or any award. Our Compensation Committee (or the Board, with respect to such matters over which it retains authority) may delegate to one or more of its members (or one or more members of the Board) such of its duties, powers and responsibilities as it may determine and, to the extent permitted by law, may delegate certain of its duties, powers and responsibilities to officers, employees and other persons. As used in this summary, the term “Administrator” refers to our Compensation Committee, the Board or any authorized delegates, as applicable.

Eligibility to Receive Awards. Under our Amended and Restated 2021 EIP, employees, directors, consultants and advisors of the Company and its affiliates are eligible to receive awards under our Amended and Restated 2021 EIP. Eligibility for options intended to be incentive stock options (“ISOs”) is limited to employees of the Company or certain affiliates. As of August 31, 2026, we estimate that approximately 35 employees, including all of our executive officers, 3 non-employee directors, and 1 consultant(s) and advisor(s) in the aggregate would be eligible to participate in our Amended and Restated 2021 EIP.

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Authorized Shares. Subject to adjustment as described below, the maximum number of shares of common stock that may be delivered in satisfaction of awards under our Amended and Restated 2021 EIP is 2,515,704 shares (inclusive of shares subject to awards previously granted under our 2021 EIP prior to the effective date of our Amended and Restated 2021 EIP), (the “Share Pool”). Unlike the 2021 EIP, the Amended and Restated 2021 EIP does not provide for automatic annual increases to the Share Pool. The following rules apply in respect of the Share Pool, which includes the Special Reserve:

●	Any shares of stock underlying awards settled in cash or that expire, become unexercisable, terminate, or are forfeited to or repurchased by the Company without the issuance of shares will not reduce the Share Pool.

●	The Share Pool will not be increased by any shares that are delivered under our Amended and Restated 2021 EIP that are subsequently repurchased by the Company using proceeds directly attributable to stock option exercises.

In addition, any awards from the Special Reserve will be subject to the performance hurdles and other restrictions set forth in the 2026 Special Reserve Plan. These restrictions include incremental milestones for increases in the market price of shares of our Common Stock that must be achieved before each incremental portion (i.e. 20%) of the Special Reserve of 2,500,000 shares may be used to make awards of options to qualified employees, executives and directors, at the discretion of the Compensation Committee. Each milestone is set as a doubling of the market price of a share of Common Stock (with the first milestone being a $5 per share market price that is sustained for at least 20 trading days. The vesting schedule for each grant of options must be a period of service period of between 1 to 2 years. The Special Reserve Plan is designed to reward selected employees, executives and directors at the same time that stockholders are rewarded with a doubling of the value of their shares.

Shares that may be delivered under our Amended and Restated 2021 EIP may be authorized but unissued shares of our common stock or previously issued shares of our common stock acquired by the Company. Shares may be delivered under our Amended and Restated 2021 EIP, in satisfaction of awards granted under other compensation arrangements of the Company. The closing price of our common stock as reported on Nasdaq on September 1, 2026 was $3.45 per share.

Types of Awards. Our Amended and Restated 2021 EIP provides for the grant of stock options, SARs, restricted and unrestricted stock and stock units, performance awards, and other awards that are convertible into or otherwise based on our common stock.

●	Stock Options and SARs. The Administrator may grant stock options, including ISOs, and SARs. A stock option is a right entitling the holder to acquire shares of our common stock upon payment of the applicable exercise price. A SAR is a right entitling the holder upon exercise to receive an amount (payable in cash or shares of equivalent value) equal to the excess of the fair market value of the shares subject to the right over the base value from which appreciation is measured. The per share exercise price of each stock option, and the per share base value of each SAR, granted under our Amended and Restated 2021 EIP may not be less than 100% of the closing price of a share of our common stock on the date of grant (or, if no closing price is reported for that date, the closing price on the immediately preceding date on which a closing price was reported). The Administrator may not grant stock options that provide for automatic “reload” grants of additional stock options.

●	Restricted and Unrestricted Stock and Stock Units. The Administrator may grant awards of stock, stock units, restricted stock and restricted stock units. A stock unit is an unfunded and unsecured promise, denominated in shares, to deliver shares or cash measured by the value of shares in the future, and a restricted stock unit is a stock unit that is subject to the satisfaction of specified performance or other vesting conditions. Restricted stock is stock subject to restrictions requiring that it be forfeited, redelivered or offered for sale to us if specified performance or other vesting conditions are not satisfied.

●	Performance Awards. The Administrator may grant performance awards, which are awards that vest subject to performance vesting conditions.

●	Other Stock-Based Awards. The Administrator may grant other awards that are convertible into or otherwise based on shares of our common stock, subject to such terms and conditions as are determined by the Administrator.

Vesting; Terms of Awards. The Administrator will determine the terms and conditions of all awards granted under our Amended and Restated 2021 EIP, including the time or times an award vests or becomes exercisable, the terms and conditions on which an option or SAR remains exercisable, and the effect of termination of a participant’s employment or service on awards.

Termination of Employment or Other Status. The Administrator will determine the effect of termination of employment or other service on awards.

Transferability of Awards. Except as the Administrator may otherwise determine, awards may not be transferred other than by will or by the laws of descent and distribution.

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Covered Transactions. Except as otherwise provided in an award agreement or by the Administrator, in the event of a consolidation, merger or similar transaction in which the Company is not the surviving corporation or which results in the acquisition of the majority of our common stock by a single person or group, a sale or transfer of substantially all of our assets or a dissolution or liquidation of the Company (a “covered transaction”):

●	For each unvested award that is then outstanding and eligible to vest based on performance, the Administrator shall determine the extent to which the applicable performance vesting conditions have been achieved as of the consummation of such covered transaction and the award, to the extent earned based on performance, will thereafter be eligible to vest based on continued employment or service, as applicable;

●	The Administrator may provide for payment with respect to some or all awards that are not assumed, continued or substituted in an amount equal to the fair market value of the underlying shares over the applicable exercise or purchase price of such award.

Adjustments Upon Changes in Capitalization. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in our capital structure, the Administrator will make appropriate adjustments to the maximum number of shares that may be issued under our Amended and Restated 2021 EIP and kind of securities subject to, and, if applicable, the exercise or purchase prices (or base values) of, outstanding awards, and any other provisions affected by such event. The Administrator may also make such adjustments to take into account other distributions to stockholders or any other event if it determines that adjustments are appropriate to avoid distortion in the operation of our Amended and Restated 2021 EIP or any award. For example, on April 11, 2025, the Company effected the one-for-forty reverse stock-split, which resulted in appropriate and proportionate adjustments under our 2021 EIP.

Clawback. The Administrator may provide that any outstanding award or the proceeds from, or other amounts received in respect of, any award or stock acquired under any award will be subject to reduction, cancellation, forfeiture, and/or recoupment upon the occurrence of certain specified events, in addition to any applicable vesting, performance or other conditions and restrictions of an award, if the participant to whom the award was granted is not in compliance with the plan or the applicable award or any non-competition, non-solicitation, no-hire, non- disparagement, confidentiality, invention assignment or other restrictive covenant. Each award will be subject to any policy of the Company or any of its affiliates that relates to trading on non-public information and permitted transactions with respect to shares of our common stock, including limitations on hedging and pledging. In addition, each award will be subject to any of our policies or those of our subsidiaries that provides for the forfeiture, disgorgement or clawback with respect to incentive compensation that includes awards under the plan and will be subject to forfeiture and disgorgement to the extent required by law or applicable stock exchange listing standards.

Term. If shareholders approve our Amended and Restated 2021 EIP, unless sooner terminated by the Administrator, our Amended and Restated 2021 EIP will terminate 10 years from the earlier of the Board approval or the stockholder approval. Awards outstanding on that date will continue in accordance with their terms.

Amendment and Termination. The Administrator may at any time amend our Amended and Restated 2021 EIP, or any outstanding award and may at any time terminate our Amended and Restated 2021 EIP as to future grants. However, except as expressly provided in our Amended and Restated 2021 EIP, or the applicable award, the Administrator may not alter the terms of an award so as to materially and adversely affect a participant’s rights under the award without the participant’s consent, unless the Administrator expressly reserved the right to do so at the time the award was granted. Any amendments to our Amended and Restated 2021 EIP, will be conditioned on stockholder approval to the extent required by law or applicable stock exchange requirements.

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What is the Effect on Current Stockholders if Proposal Two is Approved?

If our stockholders approve this proposal, the Amended and Restated 2021 EIP will become effective. The Company will have additional shares available for issuance under the Amended and Restated 2021 EIP and will be able to continue granting equity awards pursuant to the performance-based milestones in the Share Reserve Plan to employees, executive officers, directors and other eligible service providers. The Board believes that maintaining a sufficient reserve of shares available for equity awards is important to the Company’s ability to attract, retain and motivate personnel and to align their interests with those of our stockholders. In addition, the Amended and Restated 2021 EIP will eliminate the automatic annual share reserve increase provision currently contained in the 2021 EIP.

What is the Effect on Current Stockholders if Proposal Two is NOT approved?

If our stockholders do not approve this Proposal Two, the Amended and Restated 2021 EIP will not become effective and the 2021 EIP will remain in effect in accordance with its current terms. In addition, certain equity awards proposed to be granted to our executive officers and directors that are contingent upon stockholder approval of the Amended and Restated 2021 EIP will not be granted. The Company may also have a reduced ability to grant future equity awards as the number of shares remaining available for issuance under the 2021 EIP declines, which could adversely affect its ability to attract, retain and motivate employees, executive officers, directors and other eligible service providers.

Required Vote

In accordance with Delaware law, approval of Proposal Two requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal at the Special Meeting. As a result, abstentions will have the same effect as votes against this proposal.

Recommendation of the Board

The Board recommends a vote FOR Proposal Two.

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HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including this proxy statement, may have been sent to multiple stockholders in your household if you have requested paper copies thereof. We will promptly deliver a separate copy of either document to you upon written or oral request to HCW Biologics Inc., 2929 N. Commerce Parkway, Miramar, Florida 33025, Attention: Corporate Secretary or (954) 842-2024 X205. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS

Our board of directors does not presently intend to bring any other business before the Special Meeting and, so far as is known to our board of directors, no matters are to be brought before the Special Meeting except as specified in the Notice of Special Meeting of Stockholders. As to any business that may arise and properly come before the Special Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

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Appendix A

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

FORM OF COMMON STOCK PURCHASE WARRANT

HCW BIOLOGICS INC.

Warrant Shares: _______	Issue Date: July 29, 2026

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________. or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date of issuance hereof (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the date that is five and one-half (5.5) years after the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from HCW Biologics Inc., a Delaware corporation (the “Company”), up to ________ shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated July [*], 2026, among the Company and the purchasers signatory thereto. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

A-1

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

“Transfer Agent” means Equiniti Trust Company, LLC, the current transfer agent of the Company, with a mailing address of 48 Wall Street, Floor 23, New York, New York 10005 and an email address of frank.misciagna@equiniti.com, and any successor transfer agent of the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means this Warrant and other Common Warrants (as defined in the Purchase Agreement) issued by the Company pursuant to the Purchase Agreement.

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Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation as soon as reasonably practicable of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be equal to the Per Share Purchase Price (as defined in the Purchase Agreement), subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of the Warrant Shares to the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) the highest Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) within two (2) hours of the time of the Holder’s delivery of the Notice of Exercise pursuant to Section 2(a) hereof if such Notice of Exercise is delivered during “regular trading hours,” or within two (2) hours after the close of “regular trading hours,” on a Trading Day or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is delivered pursuant to Section 2(a) hereof after two (2) hours following the close of “regular trading hours” on such Trading Day;

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(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) one (1) Trading Day after the delivery to the Company of the Notice of Exercise and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

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ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

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vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). To the extent that this Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

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d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of greater than 50% of the outstanding Common Stock or greater than 50% of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires greater than 50% of the outstanding shares of Common Stock or greater than 50% of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, the Holder shall only be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Successor Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of (1) the 30 day volatility, (2) the 100 day volatility or (3) the 365 day volatility, each of clauses (1)-(3) as obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the VWAP immediately preceding the public announcement of the applicable contemplated Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier), (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of (i) five Business Days of the Holder’s election and (ii) the date of consummation of the Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and other Transaction Documents in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 3(d) regardless of (i) whether the Company has sufficient authorized shares of Common Stock for the issuance of Warrant Shares and/or (ii) whether a Fundamental Transaction occurs prior to the Initial Exercise Date.

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e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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g) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Section 4. Transfer of Warrant.

a) Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

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Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

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g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at 2929 N Commerce Parkway, Miramar, FL 33025, Attention: Rebecca Byam, Chief Financial Officer, email address: RebeccaByam@hcwbiologics.com, for such other email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. Other than Section 2(e) above and this Section 5(l), which may not be amended, modified or waived, this Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holder, on the other hand.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

HCW Biologics inc.

By:
Name:
Title:

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NOTICE OF EXERCISE

To: HCW BIOLOGICS INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

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ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: _______________ __, ______

Holder’s Signature:

Holder’s Address:

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Appendix B

HCW BIOLOGICS INC.

AMENDED AND RESTATED

2021 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are (a) to attract and retain the best available personnel to ensure the Company’s success and accomplish the Company’s goals; (b) to incentivize Employees, Directors and Independent Contractors with long-term equity-based compensation to align their interests with the Company’s stockholders; and (c) to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights and Stock Bonuses.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or the Committee that will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Affiliate” means a Parent, a Subsidiary or any corporation or other entity that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

(c) “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, rules and regulations, the rules and regulations of any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws, rules and regulations of any other country or jurisdiction where Awards are, or will be, granted under the Plan or Participants reside or provide services to the Company or any Affiliate, as such laws, rules and regulations shall be in effect from time to time.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights or Stock Bonuses.

(e) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” means, with respect to the termination of a Participant’s status as a Service Provider, except as otherwise defined in an Award Agreement, (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate of the Company and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import) or where it only applies upon the occurrence of a change in control and one has not yet taken place): (A) any material breach by Participant of any material written agreement between Participant and the Company; (B) any failure by Participant to comply with the Company’s material written policies or rules as they may be in effect from time to time; (C) neglect or persistent unsatisfactory performance of Participant’s duties; (D) Participant’s repeated failure to follow reasonable and lawful instructions from the Board or Chief Executive Officer; (E) Participant’s indictment for, conviction of, or plea of guilty or nolo contendere to, any felony or crime that results in, or is reasonably expected to result in, a material adverse effect on the business or reputation of the Company; (F) Participant’s commission of or participation in an act of fraud against the Company; (G) Participant’s commission of or participation in an act that results in material damage to the Company’s business, property or reputation; or (H) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. For purposes of clarity, a termination without “Cause” does not include any termination that occurs solely as a result of Participant’s death or Disability. The determination as to whether a Participant’s status as a Service Provider for purposes of the Plan has been terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability (or that of any Affiliate or any successor thereto, as appropriate) to terminate a Participant’s employment or consulting relationship at any time, subject to Applicable Laws.

(h) “Change in Control” except as may otherwise be provided in an Award Agreement or other applicable agreement, means the occurrence of any of the following:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if the Company’s stockholders immediately prior to such merger, consolidation or reorganization cease to directly or indirectly own immediately after such merger, consolidation or reorganization at least a majority of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or reorganization;

(ii) The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets (other than (A) to a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (B) to a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company or (C) to a continuing or surviving entity described in Section 2(h)(i) above in connection with a merger, consolidation or reorganization which does not result in a Change in Control under Section 2(h)(i));

(iii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

B-2

(iv) The consummation of any transaction as a result of which any Person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Section 2(h), the term “Person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude:

(A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate;

(B) a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company;

(C) the Company; and

(D) a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions. In addition, if any Person (as defined above) is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered to cause a Change in Control. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(i) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(j) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means HCW Biologics Inc., a Delaware corporation, or any successor thereto.

(m) “Determination Date” means any time when the achievement of the Performance Goals associated with the applicable Performance Period remains substantially uncertain; provided, however, that without limiting the foregoing, that if the Determination Date occurs on or before the date on which 25% of the Performance Period has elapsed, the achievement of such Performance Goals shall be deemed to be substantially uncertain.

(n) “Director” means a member of the Board.

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(o) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code in the case of Incentive Stock Options, and for all other Awards, means as determined pursuant to the terms of the long-term disability plan maintained by the Company or as defined by the Social Security Administration; provided however, that if the Participant resides outside of the United States, “Disability” shall have such meaning as is required by Applicable Laws.

(p) “Effective Date” means the date on which the stockholders of the Company approve this Amended and Restated 2021 Equity Incentive Plan.

(q) “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Exchange Program” means a program under which outstanding Awards are amended to provide for a lower exercise price or surrendered or cancelled in exchange for (i) Awards with a lower exercise price, (ii) a different type of Award or awards under a different equity incentive plan, (iii) cash, or (iv) a combination of (i), (ii) and/or (iii). Notwithstanding the preceding, the term Exchange Program does not include (A) any action described in Section 15 of the Plan or any action taken in connection with a Change in Control transaction nor (B) any transfer or other disposition permitted under Section 14 of the Plan. For the purpose of clarity, each of the actions described in the prior sentence (none of which constitutes an Exchange Program) may be undertaken or authorized by the Administrator in its sole discretion without approval by the Company’s stockholders.

(t) “Fair Market Value” means, as of any date, the value of a Share of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in such source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value will be the mean between the high bid and low ask prices for the Common Stock on the day of determination, as reported in such source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator in compliance with Applicable Laws and in a manner that complies with Section 409A of the Code.

(u) “Fiscal Year” means the fiscal year of the Company.

(v) “Incentive Stock Option” means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w) “Independent Contractor” means any person, including an advisor, consultant or agent, engaged by the Company or any Affiliate to render services to such entity or who renders, or has rendered, services to the Company or any Affiliate and is compensated for such services.

B-4

(x) “Inside Director” means a Director who is an Employee.

(y) “Insider” means an Officer or Director or any other person whose transactions in Common Stock are subject to Section 16 of the Exchange Act.

(z) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means a stock option granted pursuant to the Plan.

(cc) “Outside Director” means a Director who is not an Employee.

(dd) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(ee) “Participant” means the holder of an outstanding Award.

(ff) “Performance Goal” means a formula or standard determined by the Administrator with respect to each Performance Period based on one or more of the following criteria and any adjustment(s) thereto established by the Administrator: (i) sales or non-sales revenue; (ii) return on revenue; (iii) operating income; (iv) income or earnings including operating income; (v) income or earnings before or after taxes, interest, depreciation and/or amortization; (vi) income or earnings from continuing operations; (vii) net income; (viii) pre-tax income or after- tax income; (ix) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (x) raising of financing or fundraising; (xi) project financing; (xii) revenue or revenue backlog; (xiii) gross margin; (xiv) operating margin or profit margin; (xv) capital expenditures, cost targets, reductions and savings and expense management; (xvi) return on assets (gross or net), return on investment, return on capital, or return on stockholder equity; (xvii) cash flow, operating cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xviii) performance warranty and/or guarantee claims; (xix) stock price or total stockholder return; (xx) earnings or book value per share (basic or diluted); (xxi) economic value created; (xxii) pre-tax profit or after-tax profit; (xxiii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, completion of strategic agreements such as licenses, joint ventures, acquisitions, and the like, geographic business expansion, objective customer satisfaction or information technology goals, intellectual property asset metrics; (xxiv) objective goals relating to divestitures, joint ventures, mergers, acquisitions and similar transactions; (xxv) objective goals relating to staff management, results from staff attitude and/or opinion surveys, staff satisfaction scores, staff safety, staff accident and/or injury rates, compliance, headcount, performance management or completion of critical staff training initiatives; (xxvi) objective goals relating to projects, including project completion, timing and/or achievement of milestones, project budget, technical progress against work plans; and (xxvii) enterprise resource planning. Awards issued to Participants may take into account other criteria (including subjective criteria). Performance Goals may differ from Participant to Participant, Performance Period to Performance Period and from Award to Award. Any criteria used may be measured, as applicable, (A) in absolute terms, (B) in relative terms (including, but not limited to, any increase (or decrease) over the passage of time and/or any measurement against other companies or financial or business or stock index metrics particular to the Company), (C) on a per share and/or share per capita basis, (D) against the performance of the Company as a whole or against any Affiliate(s), particular segment(s), business unit(s) or product(s) of the Company or individual project company, (E) on a pre-tax or after-tax basis, (F) on a GAAP or non-GAAP basis, and/or (G) using an actual foreign exchange rate or on a foreign exchange neutral basis.

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(gg) “Performance Period” means the time period during which the Performance Goals or other vesting provisions must be satisfied for Awards. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Administrator.

(hh) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ii) “Plan” means this 2021 Equity Incentive Plan.

(jj) “Prior Plan” means the Company’s 2019 Equity Incentive Plan.

(kk) “Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 7 of the Plan.

(ll) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8 of the Plan. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(mm) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(nn) “Section 16(b)” means Section 16(b) of the Exchange Act.

(oo) “Section 409A of the Code” means Section 409A of the Code and any final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

(pp) “Service Provider” means an Employee, Director or Independent

Contractor.

(qq) “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

(rr) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 of the Plan is designated as a Stock Appreciation Right.

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(ss) “Stock Bonus” means an Award granted pursuant to Section 10 of the Plan.

(tt) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(uu) “Tax-Related Items” means any or all applicable national, local or other income tax, social insurance or other social contributions, national insurance, social security, payroll tax, fringe benefits tax, payment on account, withholding, required deductions or payments or other tax-related items.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Sections 3(b) and 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is (i) 2,515,704 Shares, plus (ii) the number of Shares subject to awards or issued under the Prior Plan that otherwise would have been returned to the Prior Plan on or after the Effective Date on account of the expiration, cancellation, forfeiture or repurchase of awards granted thereunder, with the maximum number of Shares to be added to the Plan pursuant to clause (ii) to be 464,486 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) [Reserved].

(c) Lapsed Awards. If all or any part of an Award expires, lapses or is terminated, exchanged for or settled in cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award at a price not greater than the price (as adjusted pursuant to Section 15(a)) paid by the Participant for such Shares or not issuing any Shares covered by the Award, the unused Shares covered by the Award will, as applicable, become or again be available for Award grants under the Plan. The payment of dividend equivalents in cash in conjunction with any outstanding Awards shall not count against the share limit set forth in Section 3(a). Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3(a) and shall not be available for future grants of Awards: (i) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; (ii) Shares purchased on the open market with the cash proceeds from the exercise of Options; and (iii) Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation with respect to an Award (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation). Notwithstanding the foregoing, subject to the provisions of Section 15 below, the maximum aggregate number of Shares that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall equal the number set forth in Section 3(a).

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(d) Assumption or Substitution of Awards by the Company. The Administrator, from time to time, may determine to substitute or assume outstanding awards granted by another company, whether in connection with an acquisition, merger or consolidation of such other company or otherwise, by either: (i) assuming such award under this Plan or (ii) granting an Award under this Plan in substitution of such other company’s award. Such assumption or substitution will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Administrator elects to assume an award granted by another company, subject to the requirements of Section 409A of the Code, the purchase price or the exercise price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately. In the event the Administrator elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted exercise price. Any awards that are assumed or substituted under this Plan shall not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in any Fiscal Year.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee.

(b) Powers of the Administrator. Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value in accordance with Section 2(u)(iii) of the Plan;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder; such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on Performance Goals), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

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(vi) to institute and determine the terms and conditions of an Exchange Program; provided however, that the Administrator shall not implement an Exchange Program without the approval of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at any annual or special meeting of the Company’s stockholders;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations established for the purpose of satisfying non- U.S. Applicable Laws, for qualifying for favorable tax treatment under applicable non- U.S. Applicable Laws or facilitating compliance with non-U.S. Applicable Laws (sub-plans may be created for any of these purposes);

(x) to modify or amend each Award (subject to Section 22 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards, to accelerate vesting and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(xi) adjust Performance Goals to take into account changes in Applicable Laws or in accounting or tax rules, or such other extraordinary, unforeseeable, nonrecurring or infrequently occurring events or circumstances as the Administrator deems necessary or appropriate to avoid windfalls or hardships;

(xii) to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 16 of the Plan;

(xiii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xv) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant to the Company for review. Any Officer of the Company, including but not limited to Insiders, shall have the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant. Only a Committee comprised of two or more “non-employee directors” of the Board (as defined in the regulations promulgated under Section 16 of the Exchange Act) shall have the authority to review and resolve disputes with respect to Awards held by Participants who are Insiders, and such resolution shall be final and binding on the Company and the Participant.

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(d) Delegation. To the extent permitted by Applicable Laws, the Board or Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company who may be (but are not required to be) Insiders (each, a “Delegate”) to (i) designate Employees who are not Insiders to be recipients of Awards, (ii) determine the number of Shares to be subject to such Awards granted to such designated Employees, and (iii) take any and all actions on behalf of the Board or Committee other than any actions that affect the amount or form of compensation of Insiders or have material tax, accounting, financial, human resource or legal consequences to the Company or its Affiliates; provided, however, that the Board or Committee resolutions regarding any delegation with respect to (i) and (ii) will specify the total number of Shares that may be subject to the Awards granted by such Delegate and that such Delegate may not grant an Award to himself or herself. Any Awards will be granted on the form of Award Agreement most recently approved for use by the Board or Committee, unless otherwise provided in the resolutions approving the delegation authority.

(e) Administration of Awards Subject to Performance Goals. The Administrator will, in its sole discretion, determine the Performance Goals, if any, applicable to any Award (including any adjustment(s) thereto that will be applied in determining the achievement of such Performance Goals) on or prior to the Determination Date. The Performance Goals may differ from Participant to Participant and from Award to Award. The Administrator shall determine and approve the extent to which such Performance Goals have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned.

(f) Section 16 of the Exchange Act. Awards granted to Participants who are Insiders must be approved by two or more “non-employee directors” of the Board (as defined in the regulations promulgated under Section 16 of the Exchange Act).

(g) Limitation of Liability. Each person who is or has been a member of the Administrator and each employee of the Company or an Affiliate who is a Delegate shall be indemnified and held harmless by the Company from and against any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in any such action, suit or proceeding against him or her, provided such loss, cost, liability or expense is not attributable to such person’s willful misconduct. Any person seeking indemnification under this provision shall give the Company prompt notice of any claim and shall give the Company an opportunity, at its own expense, to handle and defend the same before the person undertakes to handle and defend such claim on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled, including under the Company’s Articles of Incorporation or Bylaws, as a matter of Applicable Laws, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

5. Award Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Stock Bonuses may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. Eligibility for Incentive Stock Options is limited to individuals described in the first sentence of this Section 5 who are Employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code.

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6. Stock Options.

(a) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Affiliate) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted. With respect to the Administrator’s authority in Section 4(b)(x) of the Plan, if, at the time of any such extension, the exercise price per Share of the Option is less than the Fair Market Value of a Share, the extension shall, unless otherwise determined by the Administrator, be limited to the earlier of (i) the maximum term of the Option as set by its original terms, or (ii) ten (10) years from the grant date. Unless otherwise determined by the Administrator, any extension of the term of an Option pursuant to this Section 6(a) shall comply with Section 409A of the Code to the extent necessary to avoid taxation thereunder.

(b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Exercise Price and Other Terms.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(A) In the case of an Incentive Stock Option

(1) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(2) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(B) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

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(C) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Vesting and Exercisability. At the time an Option is granted, the Administrator will fix the period within which the Option may vest and/or be exercised and will determine any conditions that must be satisfied before the Option may vest and/or be exercised. An Option will vest and/or become exercisable at such times and upon such terms as are determined by the Administrator, which may include upon the completion of a specified period of service with the Company or an Affiliate and/or be based upon the achievement of Performance Goals during a Performance Period as set out in advance in the Participant’s Award Agreement. If an Option vests and/or becomes exercisable based upon the satisfaction of Performance Goals, then the Administrator will: (A) determine the nature, length and starting date of any Performance Period; (B) select the Performance Goals to be used to measure the performance; and

(C) determine what additional conditions, if any, should apply.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration for both types of Options may consist entirely of: (A) cash; (B) check; (C) promissory note, to the extent permitted by Applicable Laws; (D) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (E) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (F) by net exercise; (G) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (H) any combination of the foregoing methods of payment.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives:(a) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (b) full payment for the Shares with respect to which the Option is exercised (together with full payment of any applicable taxes or other amounts required to be withheld or deducted with respect to the Option). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

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(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death, Disability or Cause, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s death. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v) Termination for Cause. If a Participant ceases to be a Service Provider as a result of being terminated for Cause, any outstanding Option (including any vested portion thereof) held by such Participant shall immediately terminate in its entirety upon the Participant being first notified of his or her termination for Cause and the Participant will be prohibited from exercising his or her Option from and after the date of such notification. All the Participant’s rights under any Option, including the right to exercise the Option, may be suspended pending an investigation of whether Participant will be terminated for Cause.

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7. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Vesting Criteria and Other Terms. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the Period of Restriction has lapsed. The Period of Restriction will lapse at such times and upon such terms as are determined by the Administrator, which may include upon the completion of a specified period of service with the Company or an Affiliate and/or be based upon the achievement of Performance Goals during a Performance Period as set out in advance in the Participant’s Award Agreement. If the Period of Restriction will lapse upon the satisfaction of Performance Goals, then the Administrator will: (i) determine the nature, length and starting date of any Performance Period; (ii) select the Performance Goals to be used to measure the performance; and (iii) determine what additional conditions, if any, should apply.

(c) Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. All such dividends or other distributions will be subject to the same terms, restrictions and risk of forfeiture as the Shares of Restricted Stock with respect to which the dividends or other distributions accrue and shall not be paid or distributed unless and until such related Shares have vested and been earned.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be cancelled and returned as unissued Shares to the Company and again will become available for grant under the Plan.

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8. Restricted Stock Units.

(a) Grant of Restricted Stock Units. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions (if any) related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set the vesting criteria and other terms of the Restricted Stock Units in its discretion, which, depending on the extent to which the vesting criteria and other terms are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. A Restricted Stock Unit Award will vest at such times and upon such terms as are determined by the Administrator, which may include upon the completion of a specified period of service with the Company or an Affiliate and/or be based upon the achievement of Performance Goals during a Performance Period as set out in advance in the Participant’s Award Agreement. If Restricted Stock Units vest based upon the satisfaction of Performance Goals, then the Administrator will: (i) determine the nature, length and starting date of any Performance Period; (ii) select the Performance Goals to be used to measure the performance; and (iii) determine what additional conditions, if any, should apply.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria and other conditions, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria or other conditions that must be met to receive a payout.

(d) Dividend Equivalents. The Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of Restricted Stock Units that may be settled in cash, in Shares of equivalent value, or in some combination thereof. The Administrator may provide that such dividend equivalents shall be paid or distributed when accrued or at a later specified date and, if distributed at a later date, may be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles or accrued in a bookkeeping account without interest, and subject to such restrictions on transferability and risks of forfeiture, as the Administrator may specify. Absent a contrary provision in an Award Agreement, such dividend equivalents shall be subject to the same terms, restrictions and risk of forfeiture as the Restricted Stock Units with respect to which the dividends accrue and shall not be paid or settled unless and until the related Restricted Stock Units have vested and been earned. To the extent applicable, any such dividend equivalents will comply with Section 409A of the Code or other similar Applicable Law.

(e) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made upon the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(f) Cancellation. On the date set forth in the Award Agreement, all Shares underlying any unvested or unearned Restricted Stock Units will be forfeited to the Company for future issuance.

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9. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(d) Vesting Criteria and Other Terms. Other than the per Share exercise price, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of vesting and/or exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine. A Stock Appreciation Right will vest and/or become exercisable at such times and upon such terms as are determined by the Administrator, which may include upon the completion of a specified period of service with the Company or an Affiliate and/or be based upon the achievement of Performance Goals during a Performance Period as set out in advance in the Participant’s Award Agreement. If a Stock Appreciation Right vests and/or becomes exercisable based upon on the satisfaction of Performance Goals, then the Administrator will: (i) determine the nature, length and starting date of any Performance Period; (ii) select the Performance Goals to be used to measure the performance; and (iii) determine what additional conditions, if any, should apply.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) of the Plan relating to the maximum term and Section 6(d) of the Plan relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

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10. Stock Bonuses.

(a) Awards of Stock Bonuses. A Stock Bonus is an Award of Shares to an eligible person without a purchase price that is not subject to any restrictions. All Stock Bonuses may but are not required to be made pursuant to an Award Agreement.

(b) Number of Shares. The Administrator will determine the number of Shares to be awarded to the Participant under a Stock Bonus and any other terms applicable to such Stock Bonus.

(c) Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares subject to the Stock Bonus on the date of payment, as determined in the sole discretion of the Administrator.

11. Outside Director Limitations. Stock awards granted during a single Fiscal Year under the Plan or otherwise, taken together with any cash fees paid during such Fiscal Year for services on the Board, shall not exceed (a) $1,000,000 in total value for any Outside Director serving in his or her first year of service as an Outside Director and (b) $500,000 in total value for any other Outside Director (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes). Such applicable limit shall include the value of any stock awards that are received in lieu of all or a portion of any annual committee cash retainers or other similar cash-based payments. Stock awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was an Independent Contractor but not an Outside Director will not count for purposes of the limitations set forth in this Section 11.

12. Leaves of Absence/Transfer Between Locations. The Administrator shall have the discretion to determine at any time whether and to what extent the vesting of Awards shall be suspended during any leave of absence; provided, however, that in the absence of such determination, vesting of Awards shall continue during any paid leave and shall be suspended during any unpaid leave (unless otherwise required by Applicable Laws). A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Participant’s employer or (b) transfers between locations of the Company or between the Company or any Affiliate. If an Employee is holding an Incentive Stock Option and such leave exceeds three (3) months then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the first (1st) day following such three (3) month period and the Incentive Stock Option shall thereafter automatically treated for tax purposes as a Nonstatutory Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy.

13. Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from full-time to part-time or takes an extended leave of absence) after the date of grant of any Award, the Administrator, in its sole discretion, may, subject to Applicable Laws, (a) make a corresponding reduction in the number of Shares or cash amount subject to any portion of such Award that is scheduled to vest, become exercisable and/or become payable after the date of such change in time commitment, and (b) in lieu of or in combination with such a reduction, extend the vesting, exercise or payout schedule applicable to such Award (in accordance with Section 409A of the Code, as applicable). In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced.

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14. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. The designation of a beneficiary or the transfer to the beneficiary in accordance with Section 26 of the Plan will not constitute a transfer for purposes of this Section 14. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate provided, however, that in no event may any Award be transferred for consideration to a third- party financial institution.

15. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the Shares, subdivision of the Shares, a rights offering, a reorganization, merger, spin-off, split-up, repurchase, or exchange of Common Stock or other securities of the Company or other significant corporate transaction, or other change affecting the Common Stock occurs, the Administrator, in order to prevent dilution, diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number, kind and class of securities that may be delivered under the Plan and/or the number, class, kind and price of securities covered by each outstanding Award. Notwithstanding the forgoing, all adjustments under this Section 15 shall be made in a manner that does not result in taxation under Section 409A of the Code.

(b) Dissolution or Liquidation. In the event of the proposed winding up, dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised or settled, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Corporate Transaction. In the event of (i) a transfer of all or substantially all of the Company’s assets, (ii) a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, (iii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding capital stock, or (iv) a Change in Control (each, a “Corporate Transaction”), each outstanding Award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any Participant and need not treat all outstanding Awards (or portion thereof) in an identical manner. Such determination, without the consent of any Participant, may provide (without limitation) for one or more of the following in the event of a Corporate Transaction: (A) the continuation of such outstanding Awards by the Company (if the Company is the surviving corporation); (B) the assumption of such outstanding Awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new awards for such outstanding Awards; (D) the cancellation of such outstanding Awards in exchange for a payment to the Participants equal to the excess of (1) the Fair Market Value of the Shares subject to such Awards as of the closing date of such Corporate Transaction over (2) the exercise price or purchase price paid or to be paid (if any) for the Shares subject to the Awards; provided further, that at the discretion of the Administrator, such payment may be subject to the same conditions that apply to the consideration that will be paid to holders of Shares in connection with the transaction; provided, however, that any payout in connection with a terminated Award shall comply with Section 409A of the Code to the extent necessary to avoid taxation thereunder; (E) the full or partial acceleration of vesting, exercisability, payout or accelerated expiration of such outstanding Awards or the lapse of the Company’s right to repurchase or reacquire Shares acquired under such outstanding Awards or the lapse of forfeiture rights with respect to Shares acquired under such outstanding Awards; (F) the opportunity for Participants to exercise outstanding Options and/or Stock Appreciation Rights prior to the occurrence of the Corporate Transaction and the termination (for no consideration) upon the consummation of such Corporate Transaction of any such Options and/or Stock Appreciation Rights not exercised prior thereto for no consideration; or (G) the cancellation of such outstanding Awards in exchange for no consideration.

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(d) Change in Control. An Award may be subject to additional acceleration of vesting, exercisability, payment and/or expiration upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provisions, no such acceleration will occur (unless otherwise determined by the Administrator pursuant to Section 15(c) above).

16. Tax.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or prior to any time the Award or Shares are subject to taxation or other Tax-Related Items, the Company and/or the Participant’s employer will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or an Affiliate), an amount sufficient to satisfy any Tax-Related Items or other items that are required to be withheld or deducted or are otherwise applicable with respect to such Award.

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such withholding or deduction obligations or any other Tax-Related Items, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares, (iii) delivering to the Company already-owned Shares or (iv) such other method as may be set forth in the Award Agreement; provided that, unless specifically permitted by the Company, any proceeds derived from a cashless exercise must be an approved broker-assisted cashless exercise or the cash or Shares withheld or delivered must be limited to avoid financial accounting charges under applicable accounting guidance or Shares must have been previously held for the minimum duration required to avoid financial accounting charges under applicable accounting guidance. The Fair Market Value of the Shares to be withheld or delivered will be determined based on such methodology that the Company deems to be reasonable and in accordance with Applicable Laws.

(c) Compliance With Section 409A of the Code. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A of the Code (or an exemption therefrom) and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A of the Code the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A of the Code (or an exemption therefrom), such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code. In no event will the Company be responsible for or reimburse a Participant for any taxes or other penalties incurred as a result of applicable of Section 409A of the Code.

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17. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or any Affiliate, nor will they interfere in any way with the Participant’s right or the Company’s or any Affiliate’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

18. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19. Corporate Records Control. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

20. Clawback/Recovery. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and/or benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, and/or recoupment upon the occurrence of certain specified events, in addition to any applicable vesting, performance or other conditions and restrictions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award granted under the Plan shall be subject to the Company’s clawback policy as may be established and/or amended from time to time. The Administrator may require a Participant to forfeit or return to and/or reimburse the Company for all or a portion of the Award and/or Shares issued under the Award, any amounts paid under the Award, and any payments or proceeds paid or provided upon disposition of the Shares issued under the Award, pursuant to the terms of such Company policy or as necessary or appropriate to comply with Applicable Laws.

21. Term of Plan. Subject to Section 25 of the Plan, the Plan will become effective as of the Effective Date. The Plan will continue in effect for a term of ten (10) years measured from the earlier of the date the Board approves this Plan or the approval of this Plan by the Company’s stockholders, unless terminated earlier under Section 22 of the Plan.

22. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

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(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

23. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the vesting, exercise or payment of an Award unless the vesting, exercise or payment (as applicable) of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the vesting, exercise or payment of an Award, the Company may require the Participant (or recipient) to represent and warrant at the time of any such vesting, exercise or payment that the Shares are being purchased or issued only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

24. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

25. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

26. Beneficiaries. If permitted by the Administrator, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. Except as otherwise provided in an Award Agreement, if no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate or to any person who has the right to acquire the Award by bequest or inheritance.

27. Governing Law. The Plan and all Awards hereunder shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

o   O   o

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APPENDIX C

HCW BIOLOGICS, INC.

2026 SPECIAL RESERVE PLAN

A subplan under, and subject to, the HCW Biologics, Inc. Amended and Restated 2021 Equity Incentive Plan (the “A&R Plan”). Adopted by the Compensation Committee (the “Committee”) of the Board of Directors of HCW Biologics, Inc. (the “Company”) effective [*], 2026 (the “Effective Date”).

1. Purpose. This 2026 Special Reserve Plan (this “Subplan”) authorizes the Committee to grant stock options (“Awards”) to eligible participants from a special reserve of 2,500,000 shares of the Company’s Common Stock (the “Special Reserve”), in increments that become available for grant only as the Company achieves the sustained stock-price milestones below. The milestones and grant conditions in this Subplan apply only to Awards granted under this Subplan; other awards to employees, consultants, and other participants under the A&R Plan remain subject to the ordinary discretion of the Committee, including time-based or performance-based vesting set in individual award agreements. Capitalized terms used herein without further definition are used herein as defined in the A&R Plan.

2. Special Reserve; Increments; Milestones. The Special Reserve is divided into five increments, each of up to 500,000 shares (20% of the Special Reserve) and each tied to achievement of a Sustained Stock Price milestone, as follows (each, a “Milestone”):

Increment	Available Shares (up to)	Sustained Stock Price Milestone	Cumulative Shares Available
1	500,000	$5.00	500,000
2	500,000	$10.00	1,000,000
3	500,000	$20.00	1,500,000
4	500,000	$40.00	2,000,000
5	500,000	$80.00	2,500,000

The shares issuable under this Subplan are drawn from and count against the A&R Plan share reserve.

3. Milestone measurement. A milestone is achieved when the closing sale price per share of the Company’s Common Stock on the Nasdaq Capital Market equals or exceeds the applicable milestone for twenty (20) consecutive trading days (a “Sustained Stock Price”). The Committee will certify achievement of a Sustained Stock Price Milestone and the date achieved. Once certified, a Milestone is deemed achieved for the remainder of the Performance Period regardless of any later price decline. The increments are independent; e.g., if two Milestones are achieved simultaneously, both of the corresponding increments of reserved shares become available upon certification of that achievement.

4. Grant authority conditioned on Milestones. The Committee’s authority to grant Awards from an increment arises only upon and after certification of the corresponding Milestone achievement. Before a Milestone is certified, no Award may be granted from its increment. Upon certification, the Committee is authorized—but not required—to grant Awards covering up to the number of available shares in that increment, to eligible participants it selects, at times within the Performance Period. Achievement of a Milestone authorizes, but does not obligate, any grant.

5. Award terms. Each Award shall be a stock option granted pursuant to, and in all respects governed by, the A&R Plan, and:

a. The exercise price of the stock option shall be no less than the closing price per share of the Company’s Common Stock on the Nasdaq Capital Market on the trading day immediately prior to the Grant Date (and no less than fair market value as required by the A&R Plan);

b. Vesting of the stock option shall occur no earlier than the first anniversary of the Grant Date, over a period of between one and two years following the Grant Date, subject to continued service and any additional conditions the Committee sets in the award agreement (subject to any acceleration the A&R Plan permits on death, disability, or a change in control);

c. Each Award shall be evidenced by an award agreement in the form approved by the Committee and shall expire no later than ten (10) years after its Grant Date.

6. Eligibility. Only individuals eligible under the A&R Plan whom the Committee designates may receive Awards under this Subplan. Designation for one Award confers no right to any future Award.

7. Unachieved milestones; forfeitures; adjustments. If a Milestone is not achieved by the end of the Performance Period (the period from the Effective Date through the fifth anniversary of the Effective Date), its increment is cancelled and those shares return to the A&R Plan reserve/are cancelled. Shares under forfeited, cancelled, or expired Awards are treated consistent with the A&R Plan’s share-counting rules. On any stock split, recapitalization, or similar event, the Committee will equitably adjust the Special Reserve, the shares subject to outstanding Awards and their exercise prices, and each milestone. Treatment on a change in control or extraordinary transaction is governed by the A&R Plan and the award agreement.

8. Administration; general. The Committee administers this Subplan with the powers granted under the A&R Plan, including authority to interpret it and certify milestone achievement; its determinations are final and binding. This Subplan and all Awards are subject to applicable law and exchange rules, including any shareholder-approval requirements and Section 409A of the Internal Revenue Code. The Committee may amend, suspend, or terminate this Subplan, subject to the A&R Plan and applicable approval requirements, without materially impairing outstanding Awards absent the holder’s consent. Except as modified here, all terms of the A&R Plan apply.

Adopted by the Compensation Committee of the Board of Directors of

HCW Biologics, Inc. as of [*], 2026.

By:
Scott T. Garrett, Chairman

By:
Lisa M. Giles

By:
Rick S. Greene